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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report: (Date of earliest event reported): August 3, 2005


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


          Georgia                      0-23340                   62-0342590
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


      504 Thrasher Street, Norcross, Georgia             30071
     (Address of principal executive offices)          (Zip Code)


                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On July 8, 2005, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "July 8 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Friday, August 5, 2005, at 11:00 a.m. ET to discuss financial results for the third quarter of fiscal 2005 (the "Conference Call").

On August 5, 2005, Rock-Tenn issued a press release (the "August 5 Press Release") that announced Rock-Tenn's financial results for the third quarter of fiscal 2005. A copy of the August 5 Press Release is attached hereto as Exhibit
99.1 and hereby incorporated herein.

The July 8 Press Release and the August 5 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the August 5 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On August 3, 2005, Rock-Tenn issued a press release (the "August 3 Press Release") that announced Rock-Tenn's decision to close its Waco, Texas, folding carton plant during the first quarter of fiscal 2006.

In connection with the closing of the Waco plant, Rock-Tenn expects to incur pre-tax restructuring costs of approximately $0.4 million during its fiscal 2005 fourth quarter and an aggregate of approximately $0.6 million in subsequent quarters, with most of the residual costs being incurred in Rock-Tenn's first quarter of fiscal 2006. The restructuring costs include charges of approximately $0.5 million for equipment and inventory relocation. Rock-Tenn expects to incur operating costs of approximately $0.8 million over the fourth quarter of fiscal 2005 and first quarter of fiscal 2006 associated with business interruption, inventory write-off and workers' compensation. Rock-Tenn estimates that approximately $0.2 million of the costs will be non-cash charges.

A copy of the August 3 Press Release is attached hereto as Exhibit 99.2 and hereby incorporated herein.

Statements herein (including the August 3 Press Release) regarding, among others, expectations regarding the transfer of current production from the closed facility; the impact of the facility closure on the operations of other Rock-Tenn facilities; restructuring costs, including cash expenditures and non-cash charges and the timing of such expenditures and charges; and operating costs constitute forward-looking statements within the meaning of the federal securities laws. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. With respect to these statements, Rock-Tenn has made assumptions regarding, among other things, the amounts of asset impairment, severance costs, relocation costs, business interruption and employee training costs and other costs associated with the closure as well as capacity utilization and production efficiencies. The forward-looking statements are subject to certain risks including, among others, that the foregoing assumptions will prove to be inaccurate. Such risks are more particularly described in the Company's filings with the Securities and Exchange Commission, including under the caption "Business -- Forward-Looking Information and Risk Factors" in Rock-Tenn's Annual Report on Form 10-K for the most recently ended fiscal year. Management believes its estimates are reasonable; however, undue reliance should not be placed on such estimates, which are based on current expectations. The information contained herein speaks as of the date hereof and Rock-Tenn does not undertake any obligation to update such information as future events unfold.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 August 5 Press Release (furnished pursuant to Item 2.02)
           99.2 August 3 Press Release

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROCK-TENN COMPANY
                                            (Registrant)


Date: August 5, 2005                      By: /s/ Steven C. Voorhees
                                              ----------------------------------
                                              Steven C. Voorhees
                                              Executive Vice-President and Chief
                                              Financial Officer
                                              (Principal Financial Officer,
                                              Principal Accounting Officer and
                                              duly authorized officer)

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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1   August 5 Press Release (furnished pursuant to Item 2.02)
99.2   August 3 Press Release